                                                                EXHIBIT 10.17

                                FIRST AMENDMENT TO THE
               KENT ELECTRONICS CORPORATION DEFERRED COMPENSATION PLAN



    Having reserved the right in Article X of the Kent Electronics Corporation Deferred Compensation Plan (the "Plan") to amend the Plan and the Board of Directors of Kent Electronics Corporation having authorized the amendment of the Plan by Board resolution, the Plan is hereby amended as follows:

    The third paragraph of Article II commencing on page 3 of the Plan and continuing on page 4 of the Plan shall be deleted in its entirety effective as of March 1, 1996.



                             KENT ELECTRONICS CORPORATION


                             By:/s/ Stephen J. Chapko
                                -----------------------------------
                                    Stephen J. Chapko
                                    Vice President and Treasurer

                             Date:  March 4, 1996
                                    -------------------------------